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                                                               Exhibit 10.3

                             Donor Pledge Agreement


                  THIS DONOR PLEDGE AGREEMENT ("Agreement") is made as of this 28th day of March, 2003, by and among EQUITABLE PRODUCTION COMPANY, a Pennsylvania corporation, NORESCO HOLDINGS, INC., a Delaware corporation, NORESCO, LLC, a Delaware limited liability company, and EQUITABLE ENERGY, LLC, a Delaware limited liability company (hereinafter collectively referred to as "Donors"), and EQUITABLE RESOURCES FOUNDATION, INC., a tax-exempt, charitable foundation incorporated under the laws of the Commonwealth of Pennsylvania (hereinafter referred to as the "Foundation").


                                   WITNESSETH:

                  WHEREAS, Equitable Resources, Inc. ("Equitable"), the ultimate parent of the Donors, has organized and established the Foundation, which will make charitable grants in the communities where the Donors do business; and

                  WHEREAS, NORESCO Holdings, Inc. is the parent company of NORESCO, LLC and Equitable Energy, LLC; and

                  WHEREAS, Equitable Production Company, NORESCO, LLC and Equitable Energy, LLC have indicated a desire to make a current cumulative charitable gift of approximately Seventeen Million Dollars ($17,000,000) (hereinafter referred to as the "Commitment") to pre-fund the charitable giving commitments to the communities where they and their affiliated companies do business for a ten year period; and



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                  WHEREAS, NORESCO Holdings, Inc. intends to satisfy any current charitable gifts that are to be made on behalf of NORESCO, LLC and Equitable Energy, LLC; and

                  WHEREAS, the Donors intend to satisfy the Commitment by donating shares of the common stock, par value $0.01 per share, of Westport Resources Corporation (hereinafter referred to as the "Stock") to the Foundation rather than cash, such Stock having been contributed to the capital of Equitable Production Company and NORESCO Holdings, Inc. by ERI Investments, Inc.; and

                  NOW, THEREFORE intending to be legally bound, the parties hereto agree as follows:

                  FIRST: Equitable Production Company irrevocably commits to make donations of 575,000 shares of Stock to the undation during the year 2003.

                  SECOND: NORESCO Holdings, Inc. irrevocably commits to make donations of 330,000 shares of Stock to the Foundation during the year 2003, on behalf of NORESCO, LLC and Equitable Energy, LLC.

                  THIRD: The Donors irrevocably commit to cause the cumulative donations of 905,000 shares of Stock to the Foundation to occur no later than the earlier of April 15, 2003 or, if Rule 144 under the Securities Act of 1933, as amended ("Rule 144"), limits the amount of shares of Stock that can be sold by the Foundation during the three-month period after the date of the gift, within fifteen days after the expiration of the first Rule 144 volume limitation period when the remaining shares of Stock can be sold by the Foundation.


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                  FOURTH: Equitable Production Company and NORESCO Holdings,
Inc. shall authorize and execute any agreements or documents necessary to allow the Foundation to sell any donated Stock under Rule 144 and further agree that the Donors will not sell any amounts of Stock that would cause the Foundation to be unable to sell any donated Stock under Rule 144.

         This Agreement is executed as of the date first written above.

                            [SIGNATURE PAGE FOLLOWS]


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                                         DONORS:

ATTEST:                                  EQUITABLE PRODUCTION COMPANY


/s/ Jean F. Marks                        By  /s/ Philip P. Conti
----------------------------------         -----------------------------------
Asst. Secretary                               Asst. Treasurer




ATTEST:                                  NORESCO HOLDINGS, INC.


/s/ Jean F. Marks                        By  /s/ Philip P. Conti
----------------------------------         -----------------------------------
Asst. Secretary                               Asst. Treasurer




ATTEST:                                  NORESCO, LLC


/s/ Jean F. Marks                        By  /s/ Philip P. Conti
----------------------------------         -----------------------------------
Asst. Secretary                               Asst. Treasurer




ATTEST:                                  EQUITABLE ENERGY, LLC


/s/ Jean F. Marks                        By  /s/ Philip P. Conti
----------------------------------          ------------------------------------
Asst. Secretary                               Asst. Treasurer




                                         FOUNDATION:

ATTEST:                                  EQUITABLE RESOURCES FOUNDATION, INC.


/s/ Martin Fritz                         By /s/ James E. Crockard, III
----------------------------------        ------------------------------------
Secretary                                    Treasurer